UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.     )

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

SPIRIT AEROSYSTEMS HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts! *Please check the meeting materials for any special requirements for meeting attendance. Smartphone users Point your camera here and vote without entering a control number For complete information and to vote, visit www.ProxyVote.com Control # V31242-P04730 SPIRIT AEROSYSTEMS HOLDINGS, INC. 3801 S. OLIVER ST. WICHITA, KS 67210 SPIRIT AEROSYSTEMS HOLDINGS, INC. 2024 Annual Meeting Vote by April 23, 2024 11:59 PM ET You invested in SPIRIT AEROSYSTEMS HOLDINGS, INC. and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the stockholder meeting to be held on April 24, 2024. Get informed before you vote View the Notice and Proxy Statement and 2023 Annual Report online, OR you can receive a free paper or email copy of the material(s) by requesting prior to April 10, 2024. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639, or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. Vote Virtually at the Meeting* April 24, 2024 10:00 a.m. Central Time Virtually at: www.virtualshareholdermeeting.com/SPR2024

THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters. Vote at www.ProxyVote.com Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”. Voting Items Board Recommends V31243-P04730 1. Election of Directors Nominees: 1a. Stephen A. Cambone For 1b. Jane P. Chappell For 1c. Irene M. Esteves For 1d. William A. Fitzgerald For 1e. Paul E. Fulchino For 1f. Robert D. Johnson For 1g. Ronald T. Kadish For 1h. John L. Plueger For 1i. James R. Ray, Jr. For 1j. Patrick M. Shanahan For 1k. Laura H. Wright For 2. Advisory vote to approve the compensation of named executive officers For 3. Approval of Amended and Restated Employee Stock Purchase Plan For 4. Ratification of appointment of Ernst & Young LLP as independent auditors for 2024 For 5. The Stockholder Proposal titled “Transparency in Political Spending” Against